SCHEDULE A

THIS SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP American Balanced Allocation Fund	0.25%	July 30, 2010

LVIP American Century VP Mid Cap Value RPM Portfolio	0.75%	October 1, 2013

LVIP American Global Growth Fund[1]	0.80%	April 30, 2010

LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010

LVIP American Growth Fund[1]	0.75%	April 30, 2010

LVIP American Growth-Income Fund[1]	0.75%	April 30, 2010

LVIP American Growth Allocation Fund	0.25%	July 30, 2010

LVIP American Income Allocation Fund	0.25%	July 30, 2010

LVIP American International Fund[1]	0.85%	April 30, 2010

LVIP American Preservation Fund	0.25%	August 27, 2012

LVIP AQR Enhanced Global Strategies Fund	0.69%	May 1, 2014

LVIP Baron Growth Opportunities Fund	1.00.%	June 5, 2007

LVIP BlackRock Emerging Markets RPM Fund	0.55%	August 27, 2012

LVIP BlackRock Equity Dividend RPM Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	October 1, 2009

LVIP BlackRock Global Allocation V.I. RPM Fund	0.75%	April 30, 2013

LVIP BlackRock Inflation Protected Bond Fund	0.45% of the first $500 million; and 0.40% of the excess over $500 million	April 30, 2010

LVIP BlackRock Multi-Asset Income Fund	0.68%	May 1, 2014

LVIP Capital Growth Fund	0.75% of the first $100 million; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the excess over $1 billion	April 30, 2007

LVIP Clarion Global Real Estate Fund	0.73% on assets up to $250 million; 0.63% on assets over $250 million	May 1, 2014

A-1

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP ClearBridge Variable Appreciation RPM Fund	0.64%	October 1, 2013

LVIP ClearBridge Variable Equity Income RPM Fund	0.65%	October 1, 2013

LVIP Columbia Small-Mid Cap Growth RPM Fund	0.90% of the first $25 million; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of the excess over $250 million	April 30, 2007

LVIP Delaware Bond Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Delaware Diversified Floating Rate Fund	0.60% of the first $500 million; and 0.55% of the excess over $500 million	April 30, 2010

LVIP Delaware Foundation Aggressive Allocation Fund	0.75%	May 1, 2009

LVIP Delaware Foundation Conservative Allocation Fund	0.75%	May 1, 2009

LVIP Delaware Foundation Moderate Allocation Fund	0.75%	May 1, 2009

LVIP Delaware Growth and Income Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess of $400 million	April 30, 2007

LVIP Delaware Social Awareness Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Delaware Special Opportunities Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Dimensional U.S. Equity Fund	0.25%	April 29, 2011

LVIP Dimensional Non-U.S. Equity Fund	0.25%	April 29, 2011

LVIP Dimensional/Vanguard Total Bond Fund	0.25%	April 29, 2011

LVIP Franklin Mutual Shares VIP RPM Fund	0.65%	October 1, 2013

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.75%	May 1, 2014

LVIP Global Income Fund	0.65%	May 1, 2009

LVIP Goldman Sachs Income Builder Fund	0.65%	May 1, 2014

LVIP Invesco V.I. Comstock RPM Fund	0.65%	October 1, 2013

LVIP Invesco Diversified Equity-Income RPM Fund	0.60%	October 1, 2013

LVIP JPMorgan Mid Cap Value RPM Fund	1.05% of the first $60 million; 0.75% of the next $90 million; and 0.65% of the excess over $150 million	April 30, 2007

LVIP JPMorgan High Yield Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	April 30, 2010

LVIP MFS International Growth Fund	1.00% of the first $50 million; 0.95% of the next $50million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the excess over $250 million	October 1, 2010

LVIP MFS International Growth RPM Fund	0.85%	April 30, 2013

LVIP MFS Value Fund	0.75% of the first $75 million; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% on assets over $1.5 billion	May 1, 2014

LVIP Mid-Cap Value Fund	1.05% of the first $25 million; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the excess over $250 million	April 30, 2007

LVIP Mondrian International Value Fund	0.90% of the first $200 million; 0.75% of the next $200 million; and 0.60% of the excess over $400 million	April 30, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Money Market Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Multi-Manager Global Equity RPM Fund	0.25%	May 1, 2014

LVIP PIMCO Low Duration Bond Fund	0.50%	May 1, 2014

LVIP Managed Risk American Balanced Allocation Fund	0.25%	March 15, 2012

LVIP Managed Risk American Growth Allocation Fund	0.25%	March 15, 2012

LVIP Managed Risk Profile Conservative Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile Moderate Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile Growth Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile 2010 Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile 2020 Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile 2030 Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile 2040 Fund	0.25%	April 30, 2007

LVIP Managed Risk Profile 2050 Fund	0.25%	April 29, 2011

LVIP SSgA Bond Index Fund	0.40%	May 1, 2008

LVIP SSgA Conservative Index Allocation Fund	0.25%	July 30, 2010

LVIP SSgA Conservative Structured Allocation Fund	0.25%	July 30, 2010

LVIP SSgA Developed International 150 Fund	0.40% on assets up to $100 million; 0.32% on assets above $100 million	May 1, 2014

LVIP SSgA Emerging Markets 100 Fund	0.40% on assets up to $100 million; 0.33% on assets above $100 million	May 1, 2014

LVIP SSgA Global Tactical Allocation RPM Fund	0.40%	November 1, 2013

LVIP SSgA International Index Fund	0.40%	May 1, 2008

LVIP SSgA International RPM Fund	0.76%	October 1, 2013

LVIP SSgA Large Cap 100 Fund	0.40% on assets up to $100 million; 0.30% on assets above $100 million	May 1, 2014

LVIP SSgA Large Cap RPM Fund	0.70%	April 30, 2013

LVIP SSgA Mid-Cap Index Fund	0.27%	September 1, 2014

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSgA Moderate Index Allocation Fund	0.25%	July 30, 2010

LVIP SSgA Moderate Structured Allocation Fund	0.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Index Allocation Fund	0.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Structured Allocation Fund	0.25%	July 30, 2010

LVIP SSgA S&P 500 Index Fund	0.24% of the first $500 million; 0.20% of the next $500 million; and 0.16% of the excess over $1 billion	April 30, 2007

LVIP SSgA Small-Cap RPM Fund	0.90%	April 30, 2013

LVIP SSgA Small-Cap Index Fund	0.32%	April 30, 2007

LVIP SSgA Small-Mid Cap 200 Fund	0.40% on assets up to $100 million; 0.30% on assets over $100 million	May 1, 2014

LVIP T. Rowe Price Growth Stock Fund	0.80% of the first $50 million; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the excess over $500 million	April 30, 2007

LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.75% of the first $200 million; 0.70% of the next $200 million; and 0.65% of the excess over $400 million	April 30, 2007

LVIP Templeton Growth RPM Fund	0.75% of the first $200 million; 0.65% of the next $300 million; and 0.60% of the excess over $500 million	April 30, 2007

LVIP UBS Large Cap Growth RPM Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	April 30, 2007

LVIP Vanguard Domestic Equity ETF Fund	0.25%	April 29, 2011

LVIP Vanguard International Equity ETF Fund	0.25%	April 29, 2011

LVIP VIP Contrafund® RPM Portfolio	0.70%	April 30, 2013

LVIP VIP Mid Cap RPM Portfolio	0.69%	October 1, 2013

1 To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 10th day of June, 2014, to be effective in accordance with the dates noted above.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series	LINCOLN INVESTMENT ADVISORS CORPORATION
/s/ Daniel R. Hayes Name: Daniel R. Hayes Title: President	/s/ William P. Flory, Jr. Name: William P. Flory, Jr. Title: Vice President & Chief Accounting Officer